EXHIBIT 21.1


                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF FEBRUARY 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                     FOR JULY 26, 1999, THE REMITTANCE DATE.

                         DUE PERIOD ENDED: JULY 1, 1999
    ============================================================================

  1 Total Actual Principal Collections                           2,858,885.66
  2 Total Permanent Buydown Companion Principal                     14,299.71
  3 Total Actual Interest Collections                            2,335,091.66
  4 Less Service Fees Service Fees Previously Remitted             142,246.15
  5 Additional Proceeds                                                  0.00
                                                                 ------------
  6      Total Collections:                                      5,066,030.88

  7 Pre-Funding Account Transfer                                         0.00
  8 Interest Coverage Account Transfer                                   0.00
  9 Deferred Interest Coverage Account Transfer                        704.41
                                                                 ------------
 10      Aggregate Amount Received:                              5,066,735.29

    Monthly Advances

 11 Interest Advance                                                75,344.13
 12 Compensating Interest                                            7,536.55
 13 Amounts Held for Future Distributions                                0.00
 14 Cross Collateral Deposit                                             0.00
 15 Reserve Withdrawal per Sec. 6.14c                                    0.00
                                                                 ------------
 16      Available Remittance Amount:                            5,149,615.97

 17 Service Fees                                                        42.73
 18 Expense Account Deposit:                                         2,189.17
                                                                 ------------
 19      Adjusted Remittance Amount:                             5,147,384.07

    Remaining Amount Available:

 20           Adjusted Remittance Amount                         5,147,384.07
 21           Insured Payments                                           0.00
 22           Monthly Premium @ 20 bp
                 due Certificate Insurer                            43,783.40
 23           Cross Collateral Withdrawal                                0.00
 24           Class Remittance Amounts                           5,103,600.67
 25           Non-Recoverable Advances not
                 Previously Reimbursed                                   0.00
                                                                 ------------
    Total Remaining Amount Available:                                    0.00
                                                                 ============

    Amount of Reimbursements Pursuant to Sec. 5.04
 26      Servicing Fee                                                   0.00
 27      Monthly Advances and Servicer Advances                          0.00
 28      Other Mortgage Payments                                         0.00
 29      Interest Earned on P&I Deposits                                 0.00
 30      Additional Servicing Compensation                               0.00
    ============================================================================

                                           ALLIANCE FUNDING COMPANY
                                  BY SUPERIOR BANK - FSB SERVICING DIVISION
                                             DESIGNATED SERVICER
                                            SERVICER'S CERTIFICATE

                                                1999-1 GROUP 1

                    IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                                          DATED AS OF FEBRUARY 1, 1999
                          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                               INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                                   FOR JULY 26, 1999, THE REMITTANCE DATE.

                                        DUE PERIOD ENDED: JULY 1, 1999
    ===========================================================================================================
                                                                 TOTAL             CLASS 1A          CLASS R
                                                            --------------      --------------      ---------
 31 Loans Outstanding -- BOM                                          4483
 32 Original Loan Balance                                   271,478,489.79      271,478,489.79
 33 Original Permanent Buydown Companion Loan Balance           854,136.03          854,136.03
 34 Pre-Funding Account Balance                                       0.00                0.00
 35 Initial Overcollateralization                             6,759,022.02        6,759,022.02
 36 Realized Losses, LTD                                              0.00                0.00
 37 Permanent Buydown Companion Loan Losses, LTD                      0.00                0.00
 38 Carryforward Amount                                               0.00                0.00
 39 Aggregate Unpaid Principal Balance of Delinquent
      Loans Repurchased per Sec. 5.11                                 0.00                0.00
                                                            --------------      --------------      ---------
 40 Total Class Principal Balance                           265,573,603.80      265,573,603.80
 41      Pool Factor per Loan Balance                          98.7194508%         98.7194508%
 42      Pool Factor per Class Balance                         96.5722196%         96.5722196%
 43 Excess Spread                                                     0.00                               0.00
 44 Cross Collateral Withdrawal                                       0.00                               0.00
 45 Cross Collateral Deposit                                          0.00                0.00
 46 Additional Principal due Class A                            956,049.30          956,049.30
 47 Interest Remittance @ Pass-Through Rates                  1,274,366.00        1,274,366.00

    PRINCIPAL ADDITIONS:
 48           Number of loans                                            0                   0
 49           Transfers from Pre-Funding Account                      0.00                0.00

    PRINCIPAL REDUCTIONS:
 50           Prepayments -- Number                                     38                  38
 51           Prepayments -- Dollar                           2,545,465.33        2,545,465.33
 52           Delinquent Loans Repurchased -- Number                     0                0.00
 53           Delinquent Loans Repurchased -- Dollar                  0.00                0.00
 54           Net Liquidation Proceeds                                0.00                0.00
 55           Curtailments                                       33,895.58           33,895.58
 56           Normal and Excess Payments                        279,524.75          279,524.75
    Permanent Buydown Companion Principal                        14,299.71           14,299.71
 57           Pre-Funding Account Transfer                            0.00                0.00
                                                            --------------      --------------      ---------
 58 Total Principal Remittance                                2,873,185.37        2,873,185.37
 59 Additional Principal Reduction                              956,049.30          956,049.30
                                                            --------------      --------------      ---------
 60 Total Remittance                                          5,103,600.67        5,103,600.67           0.00
                                                            ==============      ==============      =========
 61 Current Month Realized Loss -- Number                                0                                  0
 62 Current Month Realized Loss -- Dollar                             0.00                               0.00
 63 Current Month Permanent Buydown Companion Loan
           Realized Loss -- Dollar                                    0.00                               0.00

    CLASS PRINCIPAL BALANCE -- EOM

 64 Loans Outstanding -- EOM                                          4445
 65 Closing Loan Balance                                    268,619,604.13      268,619,604.13
 66 Closing Permanent Buydown Companion Loan Balance            839,836.32          839,836.32
 67 Pre-Funding Account Balance                                       0.00                0.00
 68 Additional Principal Reduction, LTD                       7,715,071.31        7,715,071.31
 69 Realized losses, LTD                                              0.00                0.00
 70 Permanent Buydown Companion Loan Losses, LTD                      0.00
 71 Aggregate Unpaid Principal Balance of Delinquent
 72   Loans Repurchased per Sec. 5.11                                 0.00                0.00
                                                            --------------      --------------      ---------
 73 Total Class Principal Balance                           261,744,369.14      261,744,369.14
 74      Pool Factor per Loan Balance                          97.6798560%         97.6798560%
 75      Pool Factor per Class Balance                         95.1797706%         95.1797706%
    ===========================================================================================================

                                           ALLIANCE FUNDING COMPANY
                                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                                              DESIGNATED SERVICER
                                            SERVICER'S CERTIFICATE

                                                1999-1 GROUP 1

                    IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                                            DATED AS OF FEBRUARY 1, 1999
                            SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                                INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                                    FOR JULY 26, 1999, THE REMITTANCE DATE.

                                        DUE PERIOD ENDED: JULY 1, 1999
    ==============================================================================================================
                                                              TOTAL              CLASS A-1
                                                            ---------          --------------
 76 Weighted Note Rate -- THIS Remittance                   10.71273%
 77 Weighted Note Rate -- NEXT Remittance                   10.71004%

 78 Related Remittance Period for Libor Rate                25-Jun-99              thru             25-Jul-99
 79 Days in Related Period                                     31

 80 Pass-Through Rates                                                            5.57250%

 81 Weighted Average Remaining Term                           248.18

 82 Original Pool -- Principal Balance                      168,415,194.04     168,415,194.04
 83 Original Pool -- Permanent Buydown Companion Balance        907,775.49         907,775.49
 84 Original Pool -- Pre-Funding Account                    108,384,000.73     108,384,000.73
 85 Original Pool -- Additional Principal Reduction           2,706,970.26       2,706,970.26
                                                            --------------     --------------
 86 Original Pool Total                                     275,000,000.00     275,000,000.00
 87 Original Pool -- Number of Loans                            2782

    --------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                             Beg. of Month      Current Month      End of Month
                                                            --------------     --------------     -------------
 88 Additional Principal Reduction, LTD                       6,759,022.04         956,049.30      7,715,071.34
 89 Cross Collateral Deposits                                         0.00               0.00              0.00
 90 Realized Losses, LTD                                              0.00               0.00              0.00
 91 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00              0.00
                                                            --------------     --------------     -------------
 92 Overcollateralization of Principal                        6,759,022.04         956,049.30      7,715,071.34
                                                            ==============     ==============     =============

 93 Base Overcollateralization Required                                                           16,331,152.49
 94 Required Overcollateralization Amount                                                         16,331,152.49

    CURRENT MONTH SUBORDINATED AMOUNT                        Beg. of Month      Current Month      End of Month
                                                            --------------     --------------     -------------

 95 Original Subordinated Amount                             33,741,821.84          N/A           33,741,821.84
 96 Less: Cumulative Realized Losses (excluding
        Permanent Buydown Companion Loans)                            0.00               0.00              0.00
 97 Plus: Cumulative Additional Proceeds                              0.00               0.00              0.00
                                                            --------------     --------------     -------------
 98 Current Subordinated Amount                              33,741,821.84                        33,741,821.84
                                                            ==============     ==============     =============

    NONRECOVERABLE ADVANCE RECONCILIATION

 99 Beginning of Month                                                                   0.00
100 Current Month Unpaid Nonrecoverable Advance                                          0.00
101 Less: Current Month Reimbursement                                                    0.00
                                                                               --------------
102 End of Month                                                                         0.00
    ==============================================================================================================

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                          DATED AS OF FEBRUARY 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-1 GROUP 1
                     FOR JULY 26, 1999, THE REMITTANCE DATE.

                         DUE PERIOD ENDED: JULY 1, 1999
    ============================================================================
                                                                     CLASS
                                                  TOTAL                A1
                                             ----------------   ---------------

103 Total Class Principal -- Original Pool   $275,000,000.00    $275,000,000.00
104 Interest Remittance Amount                  1,274,366.00       1,274,366.00
105 Interest Rate Factor / 1000                     4.634058           4.634058

106 Total Principal Collections                 2,873,185.37       2,873,185.37
107 Prefunding Account Transfer                         0.00               0.00
108 Additional Principal Reduction                956,049.30         956,049.30
                                             ---------------    ---------------
109 Principal Remittance Amount                 3,829,234.67       3,829,234.67
110 Principal Payment Factor/1000                  13.924490          13.924490
111 Principal Factor                              951.797705         951.797705

112 Prior Month Principal Factor                  965.722195        965.7221952



    ============================================================================

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
            DATED AS OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT
                DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB
                    SERVICING DIVISION REPORTS THE FOLLOWING
                INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2
                     FOR JULY 26, 1999 THE REMITTANCE DATE.

                           PERIOD ENDED: JULY 1, 1999
    ============================================================================

  1 Total Actual Principal Collections                           3,642,541.37
  2 Total Actual Interest Collections                            1,939,385.83
  3      Less: Service Fees Previously Remitted                    121,660.75
  4 Additional Proceeds                                                  0.00
                                                                 ------------
  5      Total Collections:                                      5,460,266.45

  6 Pre-Funding Account Transfer                                         0.00
  7 Interest Coverage Account Transfer                                   0.00
    Deferred Interest Coverage Account Transfer                        307.71
                                                                 ------------
  8 Aggregate Amount Received:                                   5,460,574.16

    Monthly Advance
  9      Interest Advance                                          150,068.09
 10      Compensating Interest                                      11,481.36
 11      Amounts Held for Future Distributions                           0.00
 12 Reserve Withdrawal Per Sec. 6.08 VII                                 0.00
                                                                 ------------
 13 Available Remittance Amount:                                 5,622,123.61

 14      Less: Service Fees                                             19.25
 15      Less: Expense Account Deposit                               1,935.74
 16      Cross Collateral Deposit                                        0.00
                                                                 ------------
 17 Adjusted Remittance Amount:                                  5,620,168.62

    Remaining Amount Available:

 18      Adjusted Remittance Amount                              5,620,168.62
 19      Insured Payments                                                0.00
 20           Monthly Premium @ 20 bp
                 due Certificate Insurer                            38,714.74
 21      Class Remittance Amounts                                5,581,453.88
 22      Cross Collateral Withdrawal                                     0.00
 23      Non-Recoverable Advances not
              Previously Reimbursed                                      0.00
                                                                 ------------
 24 Total Remaining Amount Available:                                    0.00
                                                                 ============

    Amount of Reimbursements Pursuant to Sec. 5.04

 25      Servicing Fee                                                   0.00
 26      Monthly Advances and Servicer Advances                          0.00
 27      Other Mortgage Payments                                         0.00
 28      Interest Earned on P&I Deposits                                 0.00
 29      Additional Servicing Compensation                               0.00
    ============================================================================

                                             ALLIANCE FUNDING COMPANY
                                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                                               DESIGNATED SERVICER
                                                SERVICER'S CERTIFICATE

                                                  1999-1 GROUP 2

                        IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                               DATED AS OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT
                                  DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB
                                     SERVICING DIVISION REPORTS THE FOLLOWING
                                   INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2
                                        FOR JULY 26, 1999 THE REMITTANCE DATE.

                                              PERIOD ENDED: JULY 1, 1999
    ================================================================================================================
                                                                  TOTAL             CLASS 2-A           CLASS R
                                                             --------------      --------------      ------------
 30           Number of Loans                                          2374
 31 Original Principal Balance                               243,561,222.19      243,561,222.19
 32 Original Pre-Funding Account Balance                               0.00                0.00
 33 Initial Overcollateralization                              7,630,235.81        7,630,235.81
 34 Realized Losses, LTD                                               0.00                0.00
 35 Carryforward Amount                                                0.00                0.00
 36 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                 0.00                0.00
                                                             --------------      --------------      ------------
 37 Opening Class Principal Balance                          235,930,986.38      235,930,986.38
 38           Pool Factor per Loan Balance                      97.4244889%         97.4244889%
 39           Pool Factor per Class Balance                    100.0000000%        100.0000000%
 40 Excess Spread                                                      0.00                                  0.00
 41 Additional Principal due Class A                             827,104.12          827,104.12
 42 Cross Collateral Deposit                                           0.00                0.00
 43 Cross Collateral Withdrawal                                        0.00                0.00              0.00
 44 Interest Remittance                                        1,111,808.39        1,111,808.39
 45 Available Funds Cap Carry Forward                                  0.00                0.00
              Distribution (see schedule C)

    PRINCIPAL REDUCTIONS:
 48           Prepayments -- Number                                      30                  30
 49           Prepayments -- Dollar                            3,249,235.10        3,249,235.10
 50           Delinquent Loans Repurchased -- Number                      0                   0
 51           Delinquent Loans Repurchased -- Dollar                   0.00                0.00
 52           Net Liquidation Proceeds                                 0.00                0.00
 53           Curtailments                                       282,206.04          282,206.04
 54           Normal and Excess Payments                         111,100.23          111,100.23
 55           Pre-Funding Account Transfer                             0.00                0.00
                                                             --------------      --------------      ------------
 56 Total Principal Remittance                                 3,642,541.37        3,642,541.37
 57 Additional Principal Reduction                               827,104.12          827,104.12
                                                             --------------      --------------      ------------
 58 Total Remittance                                           5,581,453.88        5,581,453.88              0.00
                                                             ==============      ==============      ============
 59 Carryforward Amount                                                0.00
 60 Current Month Realized Loss -- Number                                 0                                     0
 61 Current Month Realized Loss -- Dollar                              0.00                                  0.00

    CLASS PRINCIPAL BALANCE -- EOM
 62           Number of Loans                              #           2344
 63 Closing Loan Balance                                     239,918,680.82      239,918,680.82
 64 Pre-Funding Account Balance                                        0.00                0.00
 65 Additional Principal Reduction, LTD                        8,457,339.93        8,457,339.93
 66 Realized Losses, LTD                                               0.00                0.00
 67 Carryforward Amount                                                0.00                0.00
 68 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                 0.00                0.00
                                                             --------------      --------------
 69 Closing Class Principal Balance                          231,461,340.89      231,461,340.89
 70           Pool Factor per Loan Balance                      95.9674723%         95.9674723%
 71           Pool Factor per Class Balance                     92.5845364%         92.5845364%
    ================================================================================================================

                                              ALLIANCE FUNDING COMPANY
                                      BY SUPERIOR BANK - FSB SERVICING DIVISION
                                                 DESIGNATED SERVICER
                                                SERVICER'S CERTIFICATE

                                                    1999-1 GROUP 2

                        IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
                               DATED AS OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT
                                   DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB
                                       SERVICING DIVISION REPORTS THE FOLLOWING
                                   INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2
                                        FOR JULY 26, 1999 THE REMITTANCE DATE.

                                              PERIOD ENDED: JULY 1, 1999
    ===============================================================================================================
                                                                    TOTAL           CLASS A1
                                                               --------------    --------------
 72 Weighted Note Rate -- This Remittance:                          10.39614%
 73 Weighted Note Rate -- Next Remittance:                          10.39876%

 74 Available Cap Carry Foward Amount -- This Remittance:                0.00
                              (see schedule C)

 75 Pass-Through Rate:                                             5.47250%          5.47250%

 76 Related Remittance Period:                                    25-Jun-99            thru          25-Jul-99
 77 Days in Related Period:                                          31

 78 Weighted Average Remaining Term                                353.49

 79 Original Pool -- Principal Balance                         156,587,131.22    156,587,131.22
 80 Original Pool -- Pre-Funding Account Balance                97,477,909.43     97,477,909.43
 81 Original Pool -- Initial Overcollateralization               4,065,040.65      4,065,040.65
                                                               --------------    --------------
 82 Original Pool -- Class Principal Balance                   250,000,000.00    250,000,000.00
 83 Original Pool -- Number of Loans                                1490

    ---------------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                             Beginning of Month   Current Month     End of Month
                                                             ------------------  --------------    -------------
 84 Initial Overcollateralization                                7,630,235.81        827,104.12     8,457,339.93
 85 Cross Collateral Deposits, LTD                                       0.00              0.00             0.00
 86 Less:  Realized Losses, LTD                                          0.00              0.00             0.00
                                                               --------------    --------------    -------------
 87 Overcollateralization of Principal                           7,630,235.81        827,104.12     8,457,339.93
                                                               ================================    =============

 88 Base Overcollateralization Requirement                                                         13,846,544.72
 89 Required Overcollateralization                                                                 13,846,544.72

    CURRENT MONTH SUBORDINATED AMOUNT                        Beginning of Month   Current Month    End of Month
                                                             ------------------  --------------    -------------
 90 Original Subordinated Amount                                30,360,772.36          N/A         30,360,772.36
 91 Less: Cumulative Realized Losses                                     0.00              0.00             0.00
 92 Plus: Cumulative Additional Proceeds                                 0.00              0.00             0.00
                                                               --------------    --------------    -------------
 93 Current Subordinated Amount                                 30,360,772.36                      30,360,772.36
                                                               ==============    ==============    =============

    NONRECOVERABLE ADVANCE RECONCILIATION

 94 Beginning of Month                                                   0.00
 95 Current Month Nonrecoverable Advance                                 0.00
 96 Less: Current Month Reimbursment                                     0.00
                                                               --------------
 97 End of Month                                                         0.00
                                                               ==============
===================================================================================================================

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-1 GROUP 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
            DATED AS OF FEBRUARY 1, 1999 AND THE INSURANCE AGREEMENT
                DATED AS OF FEBRUARY 1, 1999, SUPERIOR BANK - FSB
                    SERVICING DIVISION REPORTS THE FOLLOWING
                 INFORMATION PERTAINING TO SERIES 1999-1 GROUP 2
                     FOR JULY 26, 1999 THE REMITTANCE DATE.
                           PERIOD ENDED: JULY 1, 1999
    ===================================================================================
                                                                           CLASS
                                                                             A1
                                                  ---------------     ---------------
 98 Total Class Principal - Original Pool         $250,000,000.00     $250,000,000.00
 99 Interest Remittance Amount                       1,111,808.39        1,111,808.39
100 Interest Rate Factor / 1000                          4.447234            4.447234

101 Total Principal Collections                      3,642,541.37        3,642,541.37
102 Prefunding Account Transfer                              0.00                0.00
103 Additional Principal Reduction                     827,104.12          827,104.12
                                                  ---------------     ---------------
104 Principal Remittance Amount                      4,469,645.49        4,469,645.49
105 Principal Payment Factor/1000                       17.878582           17.878582
106 Principal Factor                                   925.845363          925.845363

107 Prior Month Principal Factor                       943.723945          943.723945



=======================================================================================